UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 18, 2026
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9190 PRIORITY WAY WEST DR., SUITE 110
INDIANAPOLIS, IN 46240
(Address of principal executive offices)    (Zip Code)

(737) 248-2340
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of an amendment and restatement of the eHealth, Inc. Amended and Restated 2024 Equity Incentive Plan

On June 18, 2026, eHealth, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the eHealth, Inc. Amended and Restated 2024 Equity Incentive Plan (as amended and restated, the “2024 Amended Equity Plan”) to increase the maximum number of shares that may be issued by 1,300,000 shares. A summary description of the 2024 Amended Equity Plan is set forth in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2026 (the "Proxy Statement") and is qualified in its entirety by reference to the full text of the 2024 Amended Equity Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As of the close of business on April 20, 2026, the record date for the Annual Meeting, the holders of the Company’s capital stock were entitled to an aggregate of 35,958,616 votes, comprised of (i) an aggregate of 31,532,924 votes to which the holders of the Company’s 31,532,924 shares of outstanding common stock were entitled and (ii) 4,425,692 votes to which the holder of all of the Company’s 2,250,000 shares of outstanding Series A preferred stock was entitled. An aggregate of 29,916,794 votes were represented at the Annual Meeting, or 83.19% of the total voting power of the shares of the Company’s capital stock entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 – Election of Directors. The Company’s stockholders voted to elect two Class II directors (Prama Bhatt and Beth A. Brooke) to serve for terms of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Prama Bhatt	18,471,633	2,729,748	8,715,413
Beth A. Brooke	17,453,021	3,748,360	8,715,413

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, with voting results as follows:

Votes For	Votes Against	Abstain
28,357,141	43,017	1,516,636

Proposal 3 – A Vote to Approve, on an Advisory Basis, the Compensation of the Company’s Named Executive Officers. The Company’s stockholders voted to approve the compensation of the Company’s named executive officers as described in the Proxy Statement, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,199,238	1,375,703	1,626,440	8,715,413

Proposal 4 – A Vote to Approve an Amendment and Restatement of the Amended and Restated 2024 Equity Incentive Plan. The Company’s stockholders voted to approve the amendment and restatement of the Company’s Amended and Restated 2024 Equity Incentive Plan to increase the maximum number of shares of common stock that may be issued thereunder by 1,300,000 shares, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,122,573	3,457,022	1,621,786	8,715,413

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1*	Amended and Restated 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*     Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	June 25, 2026	/s/ Gavin G. Galimi
Gavin G. Galimi SVP, General Counsel and Corporate Secretary